UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2005

ValueClick Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4353 Park Terrace Dr, Westlake Village, California		91361
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-575-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition".

On February 17, 2005, ValueClick announced its financial results for the fiscal quarter and full year ended December 31, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Earnings before interest, taxes, depreciation and amortization ("EBITDA") included in the attached press release is a non-GAAP financial measure which represents net income excluding the effects of interest, income taxes, depreciation, and amortization. EBITDA, as defined above, may not be similar to EBITDA measures used by other companies and is not a measurement under generally accepted accounting principles.

We believe that EBITDA provides useful information to investors about the Company’s performance because it eliminates the effects of period to period changes in costs associated with capital investments and income from interest on our cash and marketable securities that are not directly attributable to the underlying performance of the Company’s business operations. Management uses EBITDA in evaluating the overall performance of the Company’s business operations.

Though management finds EBITDA useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per share calculated in accordance with GAAP. Therefore, management always uses EBITDA in conjunction with GAAP earnings and earnings per share measures. The Company believes that EBITDA provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of performance, and a base line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

The non-GAAP measure included in the press release should be considered in addition to, not as a substitute for, or superior to other measures of the Company’s financial position prepared in accordance with generally accepted accounting principles.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick Inc.

February 17, 2005	By:	Samuel J. Paisley

Name: Samuel J. Paisley
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated February 17, 2005